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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                               Amendment No. 2


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                              December 21, 1996





                              Intermet Corporation
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



         Georgia                   0-13787                    58-1563873
----------------------------    -------------             ------------------
(State or other jurisdiction     (Commission              (I. R .S. Employer
of incorporation)                File Number)             Identification No.)


5445 Corporate Drive, Suite 200, Troy, Michigan  48098
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (810) 952-2500
                                                     --------------
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This report amends the current report on Form 8-K of Intermet Corporation (the
"Company") filed on January 6, 1997, relating to the Company's acquisition of Sudbury, Inc. This amendment should be read in conjunction with such filing.

The amendment provides certain historical financial data for Sudbury, Inc. and pro forma financial information for the Company giving effect to the acquisition of Sudbury, Inc.


Item 7.  Financial Statements and Exhibits

         (a)  (1) Sudbury, Inc. - years ended May 31, 1996, 1995 and 1994

                  Statements of Income
                  Balance Sheets
                  Statements of Stockholders' Equity
                  Statements of Cash Flows
                  Notes to Financial Statements
                  Independent Auditors' Report


         (a)  (2) Sudbury, Inc. - Quarter ended August 31, 1996

                  Balance Sheet (Unaudited)
                  Statement of Income (Unaudited)
                  Statement of Cash Flows (Unaudited)
                  Notes to Financial Statements

         (b)      Intermet Corporation

                  Pro forma Condensed Consolidated Balance Sheet at September 30, 1996 (Unaudited) Pro forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 1996 (Unaudited) Pro forma Condensed Consolidated Statements of Operations for the year Ended December 31, 1995 (Unaudited) Notes to Pro forma Condensed Consolidated Financial Statements (Unaudited)

         (c)      Exhibit 23.1 Independent Auditors' Consent


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          INTERMET CORPORATION



                                          By: /s/ Doretha J. Christoph
                                              ------------------------
                                                    Doretha J. Christoph
                                                    Vice President- Finance
                                                    and Chief Financial Officer


Dated:  February 24, 1997





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